Exhibit 10.11.1

Execution Version

AMENDMENT NO. 2 AND INCREASE JOINDER AGREEMENT

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Amendment No. 2 and Increase Joinder Agreement to Amended and Restated Revolving Credit Agreement, dated as of March 13, 2012 (this “Amendment”), is entered into by and among PBF Holding Company LLC, a Delaware limited liability company (“Holdings” or “Administrative Borrower”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC (f/k/a Valero Refining Company – New Jersey, a Delaware corporation), a Delaware limited liability company (“Paulsboro”) and Toledo Refining Company LLC, a Delaware limited liability company (“Toledo” and together with Holdings, Delaware City and Paulsboro, “Borrowers” and each individually, a “Borrower”), each other Loan Party party hereto, each Lender providing an increase to its Revolving Commitment or a new Revolving Commitment, as the case may be (collectively, the “Commitment Increase Lenders”), the other Lenders party hereto, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below, and the Co-Collateral Agents.

RECITALS

A. Borrowers, Administrative Agent and Lenders are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of May 31, 2011 (as amended by that certain Amendment No. 1 to Amended and Restated Revolving Credit Agreement, dated as of January 20, 2012, as amended hereby and as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined within this Amendment shall have the meanings assigned to such terms in the Credit Agreement.

B. The Administrative Borrower has requested an increase to the Revolving Commitments in an aggregate principal amount for such increase equal to $250,000,000 pursuant to Section 2.20 of the Credit Agreement (the “Commitment Increase”). Each Commitment Increase Lender has provided an increase to its existing Revolving Commitment or a new Revolving Commitment, as the case may be, in the amount set forth opposite such Commitment Increase Lender’s name on Schedule A to this Amendment.

C. Borrowers, Administrative Agent and Lenders are also desirous of making specific amendments to the Credit Agreement, as and to the limited extent expressly set forth herein.

D. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Additional Revolving Commitments.

1.1. Each Commitment Increase Lender hereby acknowledges and agrees that it hereby provides an increase to its Revolving Commitment or a new Revolving Commitment, as the case may be, in the amount set forth opposite such Commitment Increase Lender’s name on Schedule A to this Amendment and each party hereto acknowledges and agrees that, after giving effect to the terms and provisions of this Amendment, including, without limitation, the proposed Commitment Increase, the Commitments of each Lender shall be as set forth on Schedule A to this Amendment.

1.2. Each Commitment Increase Lender:

(a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;

(b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

(c) appoints and authorizes Administrative Agent and Collateral Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and the Collateral Agents, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and

(d) solely with respect to each Commitment Increase Lender providing a new Revolving Commitment hereunder, acknowledges and agrees that upon its execution of this Amendment such Commitment Increase Lender shall automatically and without further action become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

1.3. Each Commitment Increase Lender hereby agrees to make its new Revolving Commitment or increased Revolving Commitment, as the case may be, on the following terms and conditions:

(a) The terms and provisions of any Revolving Commitments and Revolving Loans provided in connection with the Commitment Increase shall be identical to the Revolving Commitments and Revolving Loans under the Credit Agreement as in effect immediately prior to giving effect to this Amendment.

(b) Except as expressly set forth in this Amendment, the increased Revolving Commitments and the Revolving Loans made thereunder, shall be subject to the provisions of the Credit Agreement and the other Loan Documents.

2. Amendments.

2.1. The Credit Agreement is hereby amended by adding Morgan Stanley Senior Funding, Inc. as a Co-Documentation Agent on the cover page thereto and adding Credit Suisse AG, Cayman Islands Branch as a Co-Syndication Agent on the cover page thereto.

2.2. The definition of “Co-Collateral Agents” set forth in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting such existing definition in its entirety and replacing it with the following new definition:

“Co-Collateral Agents” shall mean, from and after the Second Amendment Effective Date, UBS AG, Stamford Branch, Deutsche Bank Trust Company Americas and Wells Fargo Bank, NA, each in their capacities as co-collateral agents under this Agreement.”

2.3. The definition of “Swingline Commitment” set forth in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the last sentence of such definition and replacing it with the following:

“The amount of the Swingline Commitment shall, from and after the Second Amendment Effective Date, be $75,000,000, but shall in no event exceed the Revolving Commitments.”

2.4. Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

““Second Amendment” means that certain Amendment No. 2 and Increase Joinder Agreement to Amended and Restated Revolving Credit Agreement, dated as of March 13, 2012, by and among the Borrowers, the other Loan Parties, the Lenders party thereto, the Administrative Agent and the Co-Collateral Agents.”

““Second Amendment Effective Date” shall mean the date on which all conditions precedent to the effectiveness of the Second Amendment have been met and the Second Amendment has become effective.”

2.5. Clause (a) (Swingline Commitment) of Section 2.17 (Swingline Loans) of the Credit Agreement is hereby amended by deleting the amount “$25,000,000” from such clause (a) and replacing it with the amount “$75,000,000”.

2.6. Section 9.01 (Appointment and Authority) of the Credit Agreement is hereby amended by deleting the words “UBS Collateral Agent and DB Collateral Agent” from the first sentence of such Section 9.01 and replacing them with “UBS Collateral Agent, DB Collateral Agent and Wells Fargo Bank, NA, in their capacity as Co-Collateral Agents,”.

3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

3.1. Amendment. This Amendment shall have been duly executed and delivered by the Borrowers, each other Loan Party, Administrative Agent, each Commitment Increase Lender and Required Lenders.

3.2. Representations and Warranties. Both immediately before and after giving effect to this Amendment, the representations and warranties of each Borrower and each other Loan Party contained in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality) as of such earlier date.

3.3. No Default. Both immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist, or would result from, the effectiveness of this Amendment or any Borrowing made on the date thereof.

3.4. Borrowing Base. After giving effect to the Commitment Increase the sum of the total Revolving Exposures shall not exceed the lesser of (a) the total Revolving Commitments and (b) the Borrowing Base then in effect.

3.5. Breakage Payments. The Borrowers shall have made any breakage payments required by Section 2.13 of the Credit Agreement in connection with any adjustment of Revolving Loans pursuant to Section 2.20(d) of the Credit Agreement.

3.6. Legal Opinion. Administrative Agent shall have received an opinion of Kirkland & Ellis LLP, as counsel to the Borrowers, with respect to this Amendment and the transactions contemplated hereby, all in form and substance reasonably satisfactory to Administrative Agent.

3.7. Miscellaneous. Administrative Agent shall have received such other agreements, instruments and documents as Administrative Agent may reasonably request in connection with the transactions contemplated by this Amendment, all in form and substance satisfactory to Administrative Agent.

4. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

4.1. Except for the modifications thereto expressly described in this Amendment, the Credit Agreement and each other Loan Document shall remain in full force and effect.

4.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to be a consent to any waiver of any term or condition or any amendment or modification of any term or condition of the Credit Agreement (except as expressly set forth in Section 1 or Section 2 above) or any other Loan Document.

4.3. The Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically modified by this Amendment) and the other Loan Documents.

5. Acknowledgment and Consent of Loan Parties. Each Loan Party hereby consents to this Amendment and hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and that the Lien granted to the Agent (as defined in the Security Agreement and the other Security Documents) in each Security Document is and shall continue to be in full force and effect, and each is hereby ratified and confirmed in all respects.

6. Eligible Assignee. By its execution of this Agreement, each Commitment Increase Lender providing a new Revolving Commitment represents and warrants that it is an Eligible Assignee.

7. Notice Information. For purposes of the Credit Agreement, the initial notice address of each Commitment Increase Lender providing a new Revolving Commitment shall be as set forth below its signature below.

8. Recordation of New and Increased Revolving Commitments. Upon the effective date of this Amendment, Administrative Agent will record the new Revolving Commitments or increased Revolving Commitments, as the case may be, of each Commitment Increase Lender in the Register and reallocate existing Loans among the Lenders according to the new Revolving Commitments.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

10. Costs and Expenses. As provided in Section 10.03 of the Credit Agreement, Borrowers shall pay the reasonable out-of-pocket expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

PBF HOLDING COMPANY LLC, as a Borrower

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

DELAWARE CITY REFINING COMPANY LLC, as a Borrower

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

PAULSBORO REFINING COMPANY LLC, as a Borrower

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

TOLEDO REFINING COMPANY LLC, as a Borrower

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

[Signature Page – Amendment No. 2]

PBF POWER MARKETING, LLC, as a Subsidiary Guarantor

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

DELAWARE PIPELINE COMPANY LLC, as a Subsidiary Guarantor

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

PAULSBORO NATURAL GAS PIPELINE COMPANY LLC, as a Subsidiary Guarantor

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

PBF INVESTMENTS LLC, as a Subsidiary Guarantor

By:

	Name:	JOHN E. LUKE
	Title:	TREASURER

PBF FINANCE CORPORATION, as a Subsidiary Guarantor

By:

	Name:	JOHN E. LUKE
TREASURER

[Signature Page – Amendment No. 2]

UBS AG, STAMFORD BRANCH, as Administrative Agent, a Co-Collateral Agent and Agent (as defined in the Security Agreement and the other Security Documents)

By:

	Name:	Mary E. Evans
	Title:	Associate Director

By:

	Name:	Irja R. Otsa
	Title:	Associate Director

[Signature Page – Amendment No. 2]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Co-Collateral Agent and a Lender

By:

	Name:	Calli S. Hayes
	Title:	Managing Director

By:

	Name:	Eric Pratt
	Title:	Director

[Signature Page – Amendment No. 2]

WELLS FARGO BANK, NA, as a Co-Collateral Agent and a Lender

By:

	Name:	DAVID R. KLAGES
	Title:	VICE PRESIDENT

[Signature Page – Amendment No. 2]

Citibank, N.A., as a Lender

By:

	Name:	MICHAEL SMOLOW
	Title:	Vice President

[Signature Page – Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:
	Name:	Mikhail Faybusovich
	Title:	Director

By:
	Name:	VIPUL DHADDA
	Title:	ASSOCIATE

[Signature Page – Amendment No. 2]

MORGAN STANLEY BANK, N.A., as a Lender

By:
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page – Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:
	Name:	KELLY CHIN
	Title:	Vice President

[Signature Page – Amendment No. 2]

ROYAL BANK OF CANADA, as a Lender

By:
	Name:	Philippe Pepin
	Title:	Authorized Signatory

[Signature Page – Amendment No. 2]

UBS LOAN FINANCE LLC, as a Lender

By:
	Name:	Mary E. Evans
	Title:	Associate Director

By:
	Name:	Irja R. Otsa
	Title:	Associate Director

[Signature Page – Amendment No. 2]

UNION BANK, NA as a Lender

By:
	Name:	Michele Scafani
	Title:	Senior Vice President

445 South Figueroa St. 13th Floor Los Angeles, CA 90071
Attn: CFD

[Signature Page – Amendment No. 2]

Schedule A

to

Amendment No. 2

Lender	Amount of Revolving Commitment Immediately Prior to Giving Effect to Amendment No. 2	Increased or New Revolving Commitment in connection with Amendment No. 2	Amount of Revolving Credit Commitment after Giving Effect to Amendment No. 2

UBS Loan Finance	$115,000,000.00		$107,500,000.00
Deutsche Bank Trust Company Americas	$75,000,000.00	$32,500,000.00	$107,500,000.00
Morgan Stanley Senior Funding, Inc.	$11,637,931.03	$12,500,000.00	$24,137,931.03
Morgan Stanley Bank, N.A.	$63,362,068.97		$63,362,068.97
Credit Suisse AG, Cayman Islands Branch	$75,000,000.00	$12,500,000.00	$87,500,000.00
Citibank, NA	$75,000,000.00	$25,000,000.00	$100,000,000.00
Wells Fargo Bank, N.A.	$50,000,000.00	$50,000,000.00	$100,000,000.00
Sovereign Bank	$35,000,000.00		$35,000,000.00
Royal Bank of Canada		$75,000,000.00	$75,000,000.00
Union Bank, N.A.		$50,000,000.00	$50,000,000.00

TOTAL:	$500,000,000.00	$250,000,000.00	$750,000,000.00